UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 12, 2024 (March 7, 2024)

MediaAlpha, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39671	85-1854133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 South Flower Street, Suite 640 Los Angeles, California	90017
(Address of Principal Executive Offices)	(Zip Code)
(213) 316-6256
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	MAX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 8.01 – Other Events.
On March 7, 2024, MediaAlpha, Inc., a Delaware corporation (the “Company”), together with its subsidiaries Guilford Holdings, Inc. and QL Holdings LLC, entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as representative of the several Underwriters listed in Schedule 1 thereto (the “Underwriters”), certain affiliates of Insignia Capital Group, L.P. (the “Insignia Entities”) and Keith Cramer (together with the Insignia Entities, the “Selling Stockholders”) relating to an underwritten secondary public offering of an aggregate of 3,000,000 shares of Class A common stock of the Company (the “Shares”) being sold by the Selling Stockholders (the “Offering”). The Insignia Entities have granted the Underwriters a 30-day option to purchase up to an additional 450,000 Shares. The Offering closed on March 12, 2024. The Company will not receive any proceeds from any sale of the Shares by the Selling Stockholders. No other stockholder sold shares in the Offering.

The Underwriting Agreement contains customary representations, warranties, and covenants of the Company and the Selling Stockholders and also provides for customary indemnification by each of the Company, the Selling Stockholders and the Underwriters against certain liabilities.
The Offering is made pursuant to a registration statement on Form S-3 (File No. 333-261027) filed with the Securities and Exchange Commission (the “SEC”), which was declared effective by the SEC on January 12, 2024 (as amended, the “Registration Statement”), and the prospectus supplement dated March 7, 2024, filed with the SEC pursuant to Rule 424(b) of the Securities Act of 1933, as amended.
The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein and into the Registration Statement. In addition, in connection with the Offering, Cravath, Swaine & Moore LLP is filing a legal opinion regarding the validity of the Shares, attached as Exhibit 5.1 to this Form 8-K and incorporated by reference herein and into the Registration Statement.
ITEM 9.01 – Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated March 7, 2024, by and among MediaAlpha, Inc., Guilford Holdings, Inc., QL Holdings LLC and the selling stockholders named in Schedule 2 thereto, and J.P. Morgan Securities LLC, as representative of the several Underwriters named therein.

5.1	Opinion of Cravath, Swaine & Moore LLP, relating to the Offering.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MediaAlpha, Inc.

Date: March 12, 2024	By:	/s/ Jeffrey B. Coyne
Name: Jeffrey B. Coyne
Title: General Counsel & Secretary